UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                 April 20, 2007
                Date of Report (Date of earliest event reported)

                        FIRST CAPITAL INTERNATIONAL, INC.
                 (Name of small business issuer in its charter)

                  DELAWARE                          76-0582435
      (State or other jurisdiction of     (IRS Employer Identification No.)
       incorporation or organization)


                 5120 WOODWAY, SUITE 9024, HOUSTON, TEXAS 77056
                    (Address of principal executive offices)

                                 (713)  629-4866
                           (Issuer's telephone number)


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ITEM  5.02     DEPARTURE  OF  DIRECTORS  OR  PRINCIPAL  OFFICERS

     On April 19, 2007, we received a letter of resignation from our Director, Henry A. Grebe, to become effective April 20, 2007. Mr. Grebe's resignation was not the result of any disagreement with the Company. A copy of Mr. Grebe's letter is attached hereto as Exhibit 17.1.


ITEM  9.01     FINANCIAL  STATEMENTS  AND  EXHIBITS.

       (c)     Exhibits.

Exhibit  17.1  Letter  of  Resignation


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      FIRST CAPITAL INTERNATIONAL, INC.
Date:  April  24,  2007
                                      By:  /s/  Alex Genin
                                      ------------------------------------------
                                      Alex Genin
                                      Chief Executive Officer and Director